Exhibit 99.1
Tom Newell, President Brad Rush, Chief Financial Officer August 22, 2005

SUNRISE SENIOR LIVING Estimates of future earnings are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, our ability to integrate The Fountains and Greystone transactions into our operations, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, our ability to manage our expenses, market factors that could affect the value of our properties, the risks of downturns in general economic conditions, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

SUNRISE SENIOR LIVING CORPORATE OVERVIEW Founded in 1981 Pioneered resident-centered senior care Concentrated in top North American and European markets Deep and experienced team: 38,000 Largest senior living provider 420 communities open (resident capacity over 52,000) Strong development pipeline 38 communities under construction (resident capacity over 3,900) 94% of revenue under management derived from private pay sources (as of June 30, 2005) Management services business model

STRONG DEMOGRAPHIC TRENDS 6.1 Million Source: U.S. Census Bureau, March 2004

STRONG DEMOGRAPHIC TRENDS Seniors' Need for Assistance Rises Dramatically with Age (percent needing assistance with at least one activity of daily living) Source: Joint Center for Housing Studies of Harvard University

SENIOR HOUSING SUPPLY Source: American Seniors Housing Association, Senior Housing Statistical Handbook, Edition IV, 2004. Units/Beds include communities open and under construction.

MORE SENIORS CAN AFFORD SUNRISE Sources: U.S. Census Bureau, 2003; U.S. Census Bureau, 2000 Percentage of Over 75 Household Income Greater Than or Less Than $15,000 Net Worth Distribution for Age 75 or Older, 2000

SENIOR LIVING AND HOSPITALITY COMPARISON Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC. Senior Housing statistics include assisted living, independent living, and nursing homes. Annual Revenue Estimates National Estimates of the Number of Units 1997 1997 2004 2004 1997 1997 2004 2004 (in Millions)

KEYS TO SUCCESS EXCELLENCE IN OPERATIONS CLUSTERING IN MAJOR METRO AREAS FOCUS ON ENVIRONMENT MANAGEMENT SERVICES BUS. MODEL $ Deep markets Regional infrastructure Top zip codes Resident centered Training programs Mission oriented Strong cash levels Low leverage Strong credit Warm, residential design Award-winning architecture Purpose-built

Resident-Centered Senior Living

Excellence In Operations Community based staff - 38,000 Regional and headquarters support staff - 1,000 Continuous improvement focus Leadership development programs Five Star training program Mystery Shopping Surveys $73 million of corporate G&A - 2004

SUNRISE MODEL LINE-UP Condos for Life Units: 60 - 300 Design: Low, Mid or High-Rise Pay Model: Condo / Co-op Quality: Platinum / Gold Service Mix: IL with Services Delivered to each Unit Assisted Living Mansions Units: 40 - 100 Design: Home-like Pay Model: Rent Quality: Platinum / Gold / Silver Service Mix: AL & REM Cottages Units: 60 - 75 Design: 2 - 3, 1-story Cottages Pay Model: Rent Quality: Gold / Silver Service Mix: AL & REM Full Service Communities Units: 200 + Design: Low, Mid or High-Rise Pay Model: Rental, Entry Fee, Condo / Co-op Quality: Platinum / Gold / Silver Service Mix: IL, AL, REM & SNF

MAJOR METROPOLITAN FOCUS New York Los Angeles Chicago Philadelphia San Francisco Boston Dallas Washington Atlanta Over 400 Locations in Largest Domestic & Intl. Markets International Markets Detroit Houston Seattle Tampa Minneapolis Cleveland Phoenix Miami Orlando Denver Pittsburgh St. Louis Baltimore Indianapolis San Diego Hartford Charlotte Raleigh Toronto Vancouver Hamburg Bonn London

REVENUE UNDER MANAGEMENT COMPOSITION $2.1 Billion Revenue Under Management Run-Rate Wholly Owned 5% Leased 12% 83% Managed

MANAGEMENT SERVICES BUSINESS MODEL Revenue & earnings from long-term management contracts Stable/predictable revenue stream, with upside potential Reduced earnings volatility Development and acquisitions with capital partners Higher return on equity Lower debt Reduced risk profile (capital, construction, & fill-up risk shared) Simplified story and better valuation

MANAGEMENT CONTRACT ECONOMICS (Dollars in 000s)

REAL ESTATE CAPITAL PARTNERS AEW / CalPERS Carlyle Group CNL Arcapita CSFB Investcorp Sunrise Senior Living REIT JPMorgan Fleming Pramerica Prudential Public Pension Funds

SUNRISE REAL ESTATE INVESTMENT TRUST (SZR-UN.TO) IPO December 2004 Acquired 24 communities from Sunrise and Sunrise joint ventures (nine in Canada, 15 in U.S.) Nine development projects committed by Sunrise in 2005 Right of first offer on Canadian senior living development or acquisition opportunities Low cost of capital source REIT able to develop and acquire properties 30-year strategic alliance agreement Right to manage all REIT properties Exit alternative for existing joint venture partners Efficient long-term holder of real estate Overview REIT Advantages to Sunrise

Growth Drivers 5% + New Management Services Opportunities 5% - 6% New Construction 4% - 6% Internal Growth Growth in management fees and contribution from consolidated and minority owned portfolio through revenue increases from occupancy and rate growth and new services Control expenses to enhance profitability 25-35 new communities per year Top 30 U.S. markets International - UK, Germany & Canada Additional product lines (AL, IL, CCRCs) 15+ new management contracts per year Selective acquisitions with financial partners Deep experience in multiple product lines 15% + Growth Target 5% 10% 15%

SAME-COMMUNITY REVENUE GROWTH - DRIVES HIGHER MANAGEMENT FEES * * Same-community owned portfolio consists of all communities in which Sunrise has an ownership interest and that were stabilized in prior year comparable periods - 165 communities as of June 30, 2005.

NEW CONSTRUCTION STARTS 16 16 17 23 30

GREYSTONE ACQUISITION SUMMARY 14 operating CCRCs (4,000 resident capacity); 18 pre- opening and future management (approximately 4,000 resident capacity); no real estate 100% private pay - management and professional services fees Transaction closed May 10, 2005 20+ years of experience in the non-profit sector of CCRCs Largest senior living consulting and management services firm in the US to non-profits Non-profits own approximately 75% of CCRCs Healthy pipeline of development opportunities Further expands CCRC business; entry into non-profit sector Overview Advantages to Sunrise

THE FOUNTAINS ACQUISITION SUMMARY 18 communities; $165M in revenues under management 4,500 resident capacity 80% / 20% joint venture with Arcapita $498M aggregate purchase price Transaction closed July 1, 2005 Attractive portfolio of full-service communities High per-property revenue = strong management fees Pipeline of development opportunities Expands CCRC business Great cultural fit - resident focused and high quality care Leverages existing operational infrastructure Overview Advantages to Sunrise

RESIDENT CAPACITY SUMMARY Resident Capacity by Service Type Independent Living 28% Skilled Nursing 10% 62% Assisted Living

SUNRISE IS SERVING MORE SENIORS Resident Capacity Communities Sunrise data as of 6/30/05. Data also includes communities under construction and The Fountains acquisition, which closed on July 1, 2005. CAGR = 26% CAGR = 39%

REVENUE UNDER MANAGEMENT CAGR = 48% *RUM is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise. Sunrise data as of June 30, 2005. Data also includes $165M in revenue under management from The Fountains acquisition, which closed on July 1, 2005.

G&A AS A PERCENTAGE OF REVENUE UNDER MGT. *G&A excludes $11 million and $0.2 million of one-time transition costs in FY 2003 and June 2005 quarter, respectively. Including transition costs, G&A would have been 5.3% and 4.2% of revenue under management. 280 bp Decrease

SOLID FINANCIAL PERFORMANCE Debt as a % of Total Assets -$501 million

WHY SUNRISE? Founded in 1981 Industry leader in growing senior living field Deep and experienced team: 38,000 Attractive fundamentals Fragmented industry High barriers to entry Strong financial position Predictable growth Management services model

RECENT DEVELOPMENTS Expanded development pipeline Formed Sunrise REIT: SZR-UN.TO (12/23/04) Formed development joint venture with JPMorgan Fleming Asset Management (12/23/04) Increased European development funding to $865 million (1/14/05) Opened German communities (January and April 2005) Closed Greystone acquisition (5/10/05) Closed The Fountains acquisition (7/1/05)

Tom Newell, President Brad Rush, Chief Financial Officer August 22, 2005